                                                                    EXHIBIT 99.3

                              W.T. BYLER CO., INC.

                                 BALANCE SHEETS
                    SEPTEMBER 30, 1999 AND DECEMBER 31, 1998

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  1999            1998
                                                              -------------   ------------
                                                               (UNAUDITED)
                                  ASSETS
CURRENT ASSETS:
  Cash......................................................   $    62,967    $    66,528
  Receivables -- contracts..................................    14,664,879     11,621,635
  Receivables -- other......................................       138,347        163,054
  Costs and estimated earnings in excess of billings on
     uncompleted contracts..................................       894,913      3,190,593
  Inventory.................................................       253,158        452,373
  Deposits and prepaid expenses.............................       226,335         95,092
                                                               -----------    -----------
          Total current assets..............................    16,240,599     15,589,275
PROPERTY AND EQUIPMENT NET OF ACCUMULATED DEPRECIATION......    11,294,019     11,688,856
                                                               -----------    -----------
                         TOTAL..............................   $27,534,618    $27,278,131
                                                               ===========    ===========

                   LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
  Line of credit............................................   $   600,000    $ 1,020,013
  Long-term debt -- current portion.........................     5,121,869      2,484,998
  Accounts payable, trade...................................     5,147,886      5,722,465
  Accrued expenses and other liabilities....................     2,013,431        574,506
  Billings in excess of costs and estimated earnings on
     uncompleted contracts..................................     2,905,684      2,740,591
                                                               -----------    -----------
          Total current liabilities.........................    15,788,870     12,542,573
LONG-TERM DEBT..............................................     1,832,639      3,272,154
DEFERRED COMPENSATION.......................................            --      1,100,000
                                                               -----------    -----------
          Total liabilities.................................    17,621,509     16,914,727
                                                               -----------    -----------
STOCKHOLDER'S EQUITY:
  Common stock of $.10 par value; 100,000 shares authorized;
     8,280 shares issued and outstanding....................           828            828
  Additional paid-in capital................................        40,567         40,567
  Retained earnings.........................................     9,871,714     10,322,009
                                                               -----------    -----------
          Total stockholder's equity........................     9,913,109     10,363,404
                                                               -----------    -----------
                         TOTAL..............................   $27,534,618    $27,278,131
                                                               ===========    ===========

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

                              W.T. BYLER CO., INC.

                              STATEMENTS OF INCOME
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                                  (UNAUDITED)

                                                                 1999          1998
                                                              -----------   -----------
EARNED REVENUES.............................................  $43,690,509   $42,350,579
COST OF EARNED REVENUES.....................................   39,872,785    38,877,332
                                                              -----------   -----------
          Gross Profit......................................    3,817,724     3,473,247
GENERAL AND ADMINISTRATIVE EXPENSES.........................    1,183,065       925,413
NONRECURRING EXPENSES:
  Deferred compensation.....................................    1,500,000       187,500
  Bonus salaries and wages..................................      700,000            --
                                                              -----------   -----------
          Operating income..................................      434,659     2,360,334
                                                              -----------   -----------
OTHER INCOME (Expense):
  Interest expense..........................................     (297,280)     (349,429)
  Interest income...........................................        9,880         2,734
  Gain on sale of property and equipment....................       28,827       175,452
  Other income..............................................       73,619        91,422
                                                              -----------   -----------
          Other (expense), net..............................     (184,954)      (79,821)
                                                              -----------   -----------
NET INCOME..................................................  $   249,705   $ 2,280,513
                                                              ===========   ===========

                              W.T. BYLER CO., INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                                             ADDITIONAL                     TOTAL
                                                    COMMON    PAID-IN      RETAINED     STOCKHOLDER'S
                                                    STOCK     CAPITAL      EARNINGS        EQUITY
                                                    ------   ----------   -----------   -------------
BALANCE, DECEMBER 31, 1998........................   $828     $40,567     $10,322,009    $10,363,404
  NET INCOME......................................     --          --         249,705        249,705
  DISTRIBUTION TO STOCKHOLDER.....................     --          --        (700,000)      (700,000)
                                                     ----     -------     -----------    -----------
BALANCE, SEPTEMBER 30, 1999.......................   $828     $40,567     $ 9,871,714    $ 9,913,109
                                                     ====     =======     ===========    ===========

                              W.T. BYLER CO., INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

                                                             ADDITIONAL                     TOTAL
                                                    COMMON    PAID-IN      RETAINED     STOCKHOLDER'S
                                                    STOCK     CAPITAL      EARNINGS        EQUITY
                                                    ------   ----------   -----------   -------------
BALANCE, DECEMBER 31, 1997........................   $828     $40,567     $ 8,616,304    $ 8,657,699
  NET INCOME......................................     --          --       2,280,513      2,280,513
  DISTRIBUTION TO STOCKHOLDER.....................     --          --        (360,000)      (360,000)
                                                     ----     -------     -----------    -----------
BALANCE, SEPTEMBER 30, 1998.......................   $828     $40,567     $10,536,817    $10,578,212
                                                     ====     =======     ===========    ===========

                              W.T. BYLER CO., INC.

                            STATEMENTS OF CASH FLOWS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998
                                  (UNAUDITED)

                                                                 1999          1998
                                                              -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   249,705   $ 2,280,513
  Adjustments to reconcile net income to net cash provided
     by operating activities:
       Depreciation expense.................................    2,123,840     1,863,860
       Gain on sale of property and equipment...............      (28,827)     (175,452)
       Decrease (increase) in assets:
            Receivables.....................................   (3,018,537)    2,275,180
            Costs and estimated earnings in excess of
                billings on uncompleted contracts...........    2,295,680    (1,712,628)
            Inventory.......................................      199,215            --
            Deposits and prepaid expenses...................     (131,243)     (149,770)
       Increase (decrease) in liabilities:
            Accounts payable, trade.........................     (574,579)   (2,288,407)
            Accrued expenses and other liabilities..........    1,438,925       (82,281)
            Billings in excess of costs and estimated
                earnings on uncompleted contracts...........      165,093     1,531,319
            Deferred compensation...........................   (1,100,000)      187,500
                                                              -----------   -----------
     NET CASH PROVIDED BY OPERATING ACTIVITIES..............    1,619,272     3,729,834
                                                              -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment.......................   (1,789,176)   (3,414,033)
  Proceeds from sale of property and equipment..............       89,000       269,589
                                                              -----------   -----------
     NET CASH USED IN INVESTING ACTIVITIES..................   (1,700,176)   (3,144,444)
                                                              -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net repayment of line of credit arrangement...............     (420,013)     (900,000)
  Proceeds from issuance of long-term debt..................    2,600,000     3,657,307
  Repayments of long-term debt..............................   (1,402,644)   (2,213,169)
  Distribution to stockholder...............................     (700,000)     (360,000)
                                                              -----------   -----------
     NET CASH PROVIDED BY FINANCING ACTIVITIES..............       77,343       184,138
                                                              -----------   -----------
NET (DECREASE) INCREASE IN CASH.............................       (3,561)      769,528
CASH AT BEGINNING OF PERIOD.................................       66,528        27,143
                                                              -----------   -----------
CASH AT END OF PERIOD.......................................  $    62,967   $   796,671
                                                              ===========   ===========
CASH PAID DURING THE PERIOD FOR INTEREST....................  $   297,280   $   349,429
                                                              ===========   ===========

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